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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2003
                                                          ---------------


                               FASTNET CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



         PENNSYLVANIA              000-29255                    23-2767197
  ------------------------------------------------------------------------------
       (State or other           (Commission                (IRS Employer
        jurisdiction of           File Number)               Identification No.)
        incorporation)



    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA  18017
    ---------------------------------------------------------------------------
                    (Address of principal executive offices)         (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700
                                                          ----------------

                                NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On June 11, 2003, FASTNET Corporation and certain subsidiaries (the "Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court")
(Case No.: 03-23143). The company and its subsidiaries remain in possession of their assets and properties, and continue to operate their business as a "debtor-in-possession" pursuant to section 1107(a) and 1108 of the Bankruptcy Code. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits


         Exhibit No.       Description of Document

            99.1           Press Release dated June 11, 2003.

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FASTNET CORPORATION



                                                By:  /s/ Ward G. Schultz
                                                    ----------------------------
                                                      Ward G. Schultz
                                                      Chief Financial Officer


Dated:  June 11, 2003

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